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                                 EXHIBIT 10.17.2
                   SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

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                             SEI INVESTMENTS COMPANY

                                   ----------

                                SECOND AMENDMENT
                          Dated as of February 19, 2003

                                       to

                             NOTE PURCHASE AGREEMENT
                          Dated as of February 24, 1997

                                   ----------

                  Re: $20,000,000 7.20% Senior Notes, Series A,
                              due February 24, 2007

                                       and

                    $15,000,000 7.27% Senior Notes, Series B,
                              due February 24, 2012

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                             SEI INVESTMENTS COMPANY
                            Oaks, Pennsylvania 19456

                                SECOND AMENDMENT

                          Dated as of February 19, 2003

                                       To

                             NOTE PURCHASE AGREEMENT

                          Dated as of February 24, 1997

                  RE: $20,000,000 7.20% Senior Notes, Series A,
                              due February 24, 2007

                                       and

                    $15,000,000 7.27% Senior Notes, Series B,
                              due February 24, 2012

To the Noteholders Which are Signatories to this Amendment

     Reference is made to the Note Purchase Agreement, dated as of February 24, 1997 (the "Original Note Agreement"), among the undersigned, SEI INVESTMENTS COMPANY, a Pennsylvania corporation (the "Company"), and each of the Purchasers named on Schedule A thereto (the "Purchasers"), as amended by the First Amendment to Note Purchase Agreement dated as of December 15, 1998 among the Company and the Noteholders signatories thereto (the "First Amendment"; the Original Note Purchase Agreement, as amended by the First Amendment is hereinafter referred to as the "Note Agreement"). Unless otherwise herein defined or the context hereof shall otherwise require, capitalized terms used in this Second Amendment (the or this "Second Amendment"), shall have the respective meanings specified in the Note Agreement.

                                    RECITALS:

     A. The Company and each of the Purchasers have heretofore entered into the Note Agreement. The Company has heretofore issued $20,000,000 aggregate principal amount of its 7.20% Senior Notes, Series A, due February 24, 2007 (the "Series A Notes") and $15,000,000 aggregate principal amount of its 7.27% Senior Notes, Series B, due February 24, 2012 (the "Series B Notes", the Series A Notes and Series B Notes are hereinafter collectively referred to as the "Notes"). On the date hereof, $15,000,000 aggregate principal amount of the Series A Notes and $10,000,000 aggregate principal amount of the Series B Notes are outstanding.

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     B. The Company and the holders of the Notes (the "Noteholders") now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

     C. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, the Company requests the following amendments to the Note Agreement, and, based on the representations and warranties of the Company herein set forth and subject to the terms and conditions herein provided, the Noteholders are willing to enter into such amendments.

SECTION 1. AMENDMENTS.

     Section 1.1. Amendment to Section 10.1. Section 10.1 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

          "Section 10.1. Fixed Charges Coverage Ratio. (a) The Company will not, at any time on or before December 31, 2002, permit the Fixed Charges Coverage Ratio to be less than 1.25 to 1.

          (b) The Company will not, at any time after December 31, 2002, permit the Fixed Charges Coverage Ratio to be less than 2.50 to 1."

     Section 1.2. Amendment to Section 10.2(a). Section 10.2(a) of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

          "(a) The Company will not (i) at any time on or before December 31, 2002, permit Consolidated Debt to exceed 65% of Consolidated Capitalization and (ii) at any time after December 31, 2002, permit Consolidated Debt to exceed 40% of Consolidated Capitalization."

     Section 1.3. Amendment to Section 10.3. Section 10.3 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

          "Section 10.3. Consolidated Net Worth. (a) The Company will not, at any time on or before September 30, 1998, permit Consolidated Net Worth to be less than the sum of (i) $30,000,000, plus (ii) an aggregate amount equal to 30% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ending on December 31, 1997, plus (iii) 30% of its Consolidated Net Income (but only if a positive number) for the period beginning on the first day of the then current fiscal year and ending at the end of the then most recently completed fiscal quarter.

          (b) The Company will not, at any time after September 30, 1998 and on or before December 31, 1999, permit Consolidated Net Worth to be less than

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     the sum of (i) $43,000,000, plus (ii) 25% of its Consolidated Net Income
     (but only if a positive number) for the period beginning on the first day of the fiscal year ending on December 31, 1999 and ending at the end of the then most recently completed fiscal quarter.

          (c) The Company will not, at any time after December 31, 1999 and on or before December 31, 2002, permit Consolidated Net Worth to be less than the sum of (i) $43,000,000, plus (ii) an amount equal to 25% of its Consolidated Net Income (but only if a positive number) for the fiscal year ending on December 31, 1999, plus (iii) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ending on December 31, 2000, plus (iv) 50% of its Consolidated Net Income (but only if a positive number) for the period beginning on the first day of the then current fiscal year and ending at the end of the then most recently completed fiscal quarter.

          (d) The Company will not, at any time after December 31, 2002, permit Consolidated Net Worth to be less than the sum of (i) $150,000,000, plus
     (ii) an aggregate amount equal to 40% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ending on December 31, 2003, plus (iii) 40% of its Consolidated Net Income (but only if a positive number) for the period beginning on the first day of the then current fiscal year and ending at the end of the then most recently completed fiscal quarter."

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the Noteholders that:

          (a) this Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b) the Note Agreement, as amended by this Second Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c) the execution, delivery and performance by the Company of this Second Amendment (i) has been duly authorized by all requisite corporate action, (ii) does not

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     require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its Articles of Incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
     (iii)(A)(3) of this Section 2(c);

          (d) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; and

          (e) all the representations and warranties contained in Section 5 of the Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

          This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

          (a) executed counterparts of this Second Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal amount of the Notes, shall have been delivered to the Noteholders;

          (b) the representations and warranties of the Company set forth in
     Section 2 hereof are true and correct on and with respect to the date hereof;

          (c) the Company shall have paid all costs and expenses incurred by the Noteholders in connection with the consummation of the transactions contemplated by this Second Amendment, including, without limitation, the fees and expenses of Chapman and Cutler, special counsel to the Noteholders, which are reflected in statements of such counsel rendered on or prior to the effective date of this Second Amendment; and

          (d) in consideration of the agreement of the Noteholders to amend the Note Agreement as set forth in Section 1, each Noteholder shall have received a fee equal to 0.15% of the unpaid principal amount of the Notes held by such Noteholder, whether or not such Noteholder shall have executed and delivered a counterpart to this Second Amendment.

Upon receipt of all of the foregoing, this Second Amendment shall become effective.

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SECTION 4. MISCELLANEOUS.

     Section 4.1. Construction. This Second Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

     Section 4.2. Notices. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

     Section 4.3. Captions. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 4.4. Governing Law. This Second Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     Section 4.5. Counterparts. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

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     IN WITNESS WHEREOF, the Company and the Noteholders have caused this Second
Amendment to be executed, all as of the day and the year first above-written.

                                          SEI INVESTMENTS COMPANY


                                          By: /s/ Kathy Heilig
                                              ----------------------------------
                                              Its: Vice President and Controller

Accepted and Agreed to:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc.


    By:  /s/ David M. Cass
         ----------------------------------
         Its: Managing Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY, on behalf of one or more separate accounts

By: CIGNA Investments, Inc.


    By:  /s/ David M. Cass
         ----------------------------------
         Its: Managing Director

NATIONWIDE LIFE INSURANCE COMPANY


    By:  /s/ Mark W. Poeppelman
         ----------------------------------
         Its: Vice President

INSURANCE COMPANY OF NORTH AMERICA


By:
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    Its:

PACIFIC EMPLOYERS INSURANCE COMPANY


By:
    ---------------------------------------
    Its: